Exhibit 10.1

Execution

FOURTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

     THIS FOURTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of June 29, 2005, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).

     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004, by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005 and by a Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of June 3, 2005 (as amended, the “Loan Agreement”);

     WHEREAS, the Company has requested that the Banks consent to the issuance of certain senior unsecured notes by the Company pursuant to an offering circular to be dated as of June 29, 2005 and the Banks are willing to consent to the same on the terms and subject to the conditions set forth in this Amendment; and

WHEREAS, the parties desire to amend certain other provisions of the Loan Agreement;

     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) The following definitions of “Offering Circular”, “Senior Unsecured Notes” and “Senior Unsecured Note Offering” are added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

     “Offering Circular”: That certain Offering Circular dated as of June 29, 2005 describing the Senior Unsecured Note Offering.

     “Senior Unsecured Notes”: Those certain senior unsecured notes to be offered for sale by the company pursuant to the Offering Circular in the aggregate original principal amount of up to $150,000,000.

     “Senior Unsecured Note Offering”: The offering of the Senior Unsecured Notes for sale to certain qualified institutional investors pursuant to the Offering Circular.

     (b) Section 2.7 (b) of the Loan Agreement is hereby amended in its entirety to read as follows:

         2.7 (b) The unpaid principal balance of the Term Loans shall be payable on the last day of each calendar quarter as follows (provided that on or about July 6, 2005 the Net Issuance Proceeds of the Senior Unsecured Note Offering shall be paid in reduction of the Term Loans in such an amount that the aggregate outstanding balance of the Term Loans and the Term Loans (Foreign Currency) does not exceed $40,000,000):

June 30, 2005	$3,530,207.75

from September 30, 2005 through December 31, 2005	$ 795,980.00

from March 31, 2006 through December 31, 2006	$ 950,040.00

from March 31, 2007 through December 31, 2007	$1,129,778.00

from March 31, 2008 through December 31, 2008	$1,335,192.00

from March 31, 2009 through December 31, 2009	$1,540,606.00

from March 31, 2010 through September 30, 2010	$1,694,667.00

and on the Term Loan Termination Date	All unpaid principal plus accrued and unpaid interest

     (c) Section 2.8 of the Loan Agreement is amended by adding the following Section 2.8(i) at the end thereof:

                   (i) Net Issuance Proceeds of Senior Unsecured Note Offering. The Net Issuance Proceeds of the Senior Unsecured Note Offering shall be paid to the Agent for the account of the Banks for application first to the Term Loans to reduce the outstanding principal balance thereof to an amount that when added to the outstanding principal balance of the Term

Loans (Foreign Currency) does not exceed $40,000,000 in the aggregate, to be applied ratably in reduction of each of the remaining scheduled principal payments on the applicable Term Loans and then to Prime Rate Advances under the Revolving Loans and finally to Eurocurrency Rate Advances under the Revolving Loans in order starting with the Eurocurrency Rate Advances having the shortest time to the end of the applicable Interest Period; provided, however, that there shall not be any corresponding reduction in the Revolving Commitment as a result of such mandatory prepayment. To the extent any portion of such prepayment would be applied to outstanding Eurocurrency Rate Advances and no Default or Event of Default has occurred and is continuing, such portion shall be deposited in the Holding Account and withdrawn for application to such Eurocurrency Rate Advances at the end of the then-current Interest Periods applicable thereto (or earlier, upon and at any time during the continuance of a Default or an Event of Default).

     (d) Section 5.12(c) is deleted from the Loan Agreement.

     (e) Section 6.5 of the Loan Agreement is amended by adding the following Section 6.5(q) at the end thereof:

                   (q) the Senior Unsecured Notes.

     (f) The second sentence of Section 6.16 of the Loan Agreement is amended to add the following phrase at the beginning thereof:

     “Except to the extent Liens on the assets of the Borrower and its Subsidiaries are otherwise limited as described in the Offering Circular with respect to Liens other than those arising to secure the Obligations under this Agreement,”

     3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of June 29, 2005 (the “Effective Date”), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks, and the following conditions are satisfied or waived:

     (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct in all material respects as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

     (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

     (c) No Material Adverse Effect shall have occurred since June 3, 2005.

     (d) No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since June 3, 2005, except as provided to the Agent under (e) (ii) below.

     (e) The Agent shall have received the following or shall receive the following substantially simultaneously with the execution and delivery of this Amendment, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

         (i) an officer’s certificate from the Company and each Subsidiary Borrower and, as applicable, Foreign Currency Borrower certifying resolutions of the board of directors, managers or member of each such Borrower authorizing (A) this Amendment, the execution, delivery and performance of this Amendment and all documents contemplated hereunder, (B) the sale of the Senior Unsecured Notes, the execution, delivery and performance of all documents related thereto, including any such guaranties, and all documents contemplated hereunder and thereunder, and certifying the designation of Authorized Officers to execute the Loan Agreement, Loan Documents and amendments thereto as well as the documents contemplated under the Senior Unsecured Note Offering;

         (ii) such other documents, instruments and approvals as the Agent may reasonably request, including, without limitation, certified copies of the Articles or Certificate of Incorporation or Organization and bylaws or operating agreement of any Subsidiary Borrower which has amended or modified any of such documents since June 3, 2005.

     4. Post Closing Matters. The Borrower shall pay to the Agent on behalf of the Banks the Net Issuance Proceeds of the Senior Unsecured Note Offering on or about July 6, 2005. Failure to so pay such Net Issuance Proceeds to the Agent by close of business on July 12, 2005 shall be an Event of Default under the Loan Agreement.

     5. Landlord Waivers. The date “August 1, 2005” set out in Section 6 of the Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement between the Borrowers and the Banks, dated as of June 3, 2005, is amended to read “September 1, 2005”.

     6. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and is within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) no Events of Default or Default exist and are continuing.

     7. Waiver. Pursuant to the provisions of Section 5.13 of the Loan Agreement the Company agreed to provide a copy of the Management Agreement to the Agent promptly after execution thereof. The Borrower has now provided such copy to the Agent, but it was not provided promptly after execution. Such failure to provide a copy of the Management Promptly is an Event of Default under the Loan Agreement. The Banks hereby waive the Event of Default for failure to promptly provide a copy of the Management Agreement to the Agent. This waiver is limited to the express terms hereof and does not extend to any other Default or Event of Default. This waiver is not, and shall not be deemed a course of dealing or performance upon which the Borrowers may rely with respect to any Default, Event of Default or request for a waiver and the Borrowers hereby waive any such claim.

     8. General.

     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and any documents related thereto (collectively, the “Amendment Documents”), and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Amendment Documents, which obligations of the Company shall survive any termination of the Loan Agreement.

     (b) This Amendment may be executed in as many counterparts (including via facsimile or electronic transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     (d) The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

     (e) This Amendment and the Amendment Documents shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

NATIONAL SEATING COMPANY
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

TRIM SYSTEMS OPERATING CORP.
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

CVS HOLDINGS, INC.
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

[Signature Page to Fourth Amendment]

TRIM SYSTEMS, INC.
By:	/s/ Chad M. Utrup

Title:	Chief Financial Officer

MAYFLOWER VEHICLE SYSTEMS, LLC
By:	/s/ Chad M. Utrup

Title:	Treasurer

CVG MANAGEMENT CORPORATION
By:	/s/ Chad M. Utrup

By:	Chief Financial Officer

MONONA CORPORATION
By:	/s/ Chad M. Utrup

Title:	Vice President

MONONA WIRE CORPORATION
By:	/s/ Chad M. Utrup

Title:	Vice President

MONONA (MEXICO) HOLDINGS, LLC
By:	/s/ Chad M. Utrup

Title:	Vice President

[Signature Page to Fourth Amendment]

FOREIGN CURRENCY BORROWERS: COMMERCIAL VEHICLE SYSTEMS LIMITED
By:	/s/ Chad M. Utrup

Title:	Director

KAB SEATING LIMITED
By:	/s/ Chad M. Utrup

Title:	Director

BOSTROM LIMITED
By:	/s/ Chad M. Utrup

Title:	Director

BOSTROM INTERNATIONAL LIMITED
By:	/s/ Chad M. Utrup

Title:	Director

CVS HOLDINGS LIMITED
By:	/s/ Chad M. Utrup

Title:	Director

[Signature Page to Fourth Amendment]

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Robert A. Rosati

Title:	Senior Vice President

In its individual corporate capacity and as Agent Address: 800 Nicollet Mall Minneapolis, MN 55402 Fax: 612-303-2258 Attention: Robert A. Rosati

COMERICA BANK
Title:	/s/ Matthew T. Breight

By:	Vice President

Address: Comerica Tower 500 Woodward Avenue Detroit, Michigan 48226 Fax: 313-222-3389 Attention: Matthew T. Breight

ASSOCIATED BANK, N.A.
By:	/s/ Daniel Holzhauer

Title:	Assistant Vice President

Address: 401 E. Kilbourn Avenue Suite 400 Milwaukee, WI 53202 Fax: 414-283-2300 Attention: Daniel Holzhauer E-mail: Daniel.holzhauer@associatedbank.com

CITIZENS BANK OF PENNSYLVANIA
By:	/s/ John J. Ligday Jr.

Title:	Vice President

Address: 525 William Penn Place Room 2910 Pittsburgh, PA 15219-1729 Fax: 412-552-6307 Attention: John J. Ligday Jr. E-mail: john.ligday@citzensbank.com

NATIONAL CITY BANK OF THE MIDWEST
By:	/s/ Oliver Glenn

Title:	Vice President

Address: 1001 S. Worth; Locator R-J40-4D Birmingham, Michigan 48009 Fax: 248-901-2097 Attention: Oliver Glenn E-mail: oliver.glenn@nationalcity.com

SUNTRUST BANK
By:	/s/ William C. Humphries

Title:	Managing Director

Address: 303 Peachtree Street 10th Floor, MC 1928 Atlanta, GA 30308 Fax: 404-658-5989 Attention: William Humphries, Managing Director E-mail: William.Humphries@suntrust.com

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Jeffrey Stein

Title:	Vice President

Address: 201 East Fifth Street Cincinnati, OH 45202 Fax: 513-651-8951 Attention: Jeff Stein E-Mail: jeffrey.stein@pncbank.com

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Roger D. Campbell

Title:	Senior Vice President

Address: 88 East Broad Street, 2nd Floor Columbus, Ohio 43215 Fax: 614-460-3469 Attention: Roger D. Campbell e-mail: Roger_campbell@keybank.com

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Steven P. Shepard

Title:	Senior Vice President

Address: LaSalle Bank N.A. One Columbus 10 W. Broad St., Suite 2250 Columbus, OH 43215-3418 Attention: Steven P. Shepard, Senior V.P. Fax: 614-225-1631

CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Island Branch)
By:	/s/ James Moran

Title:	Managing Director

By:	/s/ Doreen Barr

Title:	Associate

Address: Eleven Madison Avenue New York, New York 10010 Fax: 212-538-6851 Attention: Edward Markowski e-mail: Edward.markowski@csfb.com

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